                                                                    Exhibit 10.6



                             ECO SOIL SYSTEMS, INC.
                              10740 THORNMINT ROAD
                           SAN DIEGO, CALIFORNIA 92127


                                                       Dated as of July 28, 2000


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED ANNEX 1

                               Amendment No. 6 to
                       Note and Warrant Purchase Agreement

                               Amendment No. 2 to
                          REGISTRATION RIGHTS AGREEMENT

Ladies and Gentlemen:

                  Reference is made to the Note and Warrant Purchase Agreement, dated as of August 25, 1998, as amended by letter agreements dated March 31, 1999, June 30, 1999, November 12, 1999, December 21, 1999, January 21, 2000 and
April 6, 2000 (as so amended, the "Note Agreement"), among Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), and Albion Alliance Mezzanine Fund, L.P. and Paribas Capital Funding LLC (collectively, the "Purchasers"); and to the Registration Rights Agreement, dated as of December 21, 1999, as amended by a letter agreement dated January 21, 2000 (as so amended, the "Registration Rights Agreement"), among the Company and each of the Purchasers. The Purchasers hold 100% of the Notes outstanding under the Note Agreement. Capitalized terms used herein without definition have the meanings specified therefor in the Note Agreement.

                  The Company requests the consent of the Purchasers to certain transactions and to certain amendments of the Note Agreement and the Registration Rights Agreement, and the Purchasers are willing to consent to such transactions and amendments, on the terms and subject to the conditions set forth herein.

                  The parties agree as follows:

                  1. CONDITIONAL CONSENT TO SALE OF ASSETS. (a) The Purchasers hereby consent to the sale today (the "Asset Sale") by Turf Partners, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Turf"), of substantially all its assets to J.R. Simplot Company, a Nevada corporation ("Simplot"), pursuant to and in accordance with the terms and conditions contained in that certain the Amended and Restated Asset Purchase Agreement dated as of April 5, 2000 (as amended by the First Amendment to Amended and Restated Asset Purchase Agreement dated as of June 9, 2000, the "Purchase Agreement"), by and among the Company, Turf and Simplot, and the various supporting documents thereto (collectively, the "Purchase Documents"), in each case as the same may be amended, modified or supplemented from time to time, and the consummation of the other transactions contemplated by the Purchase Documents; PROVIDED, HOWEVER, that such consent shall only be effective if the proceeds of the Asset Sale are applied to the payment of the Notes in accordance with section 5.1 hereof.

                  2. AMENDMENTS TO THE NOTE AGREEMENT. 2.1. ADDITION TO SECTION
9.1. Section 9.1 of the Note Agreement is hereby amended by adding at the beginning thereof a new section 9.1(a), to read in its entirety as follows:

                           "(a) REQUIRED PREPAYMENTS. The Company will repay the principal amount of the Notes remaining outstanding, after giving effect to Amendment No. 6 to this Agreement, in eighteen equal payments of principal and interest. Each payment will be $87,486 and will be payable on the twenty-eighth day of each calendar month commencing on August 28, 2000. No partial prepayment of the Notes pursuant to section 9.1(b) shall relieve the Company from its obligation to make the required prepayments provided for in this section 9.1(a)."

Existing section 9.1 of the Note Agreement is renumbered to be section 9.1(b), and all references thereto are renumbered accordingly.

                  2.2. AMENDMENT OF SECTION 10.1. Section 10.1 of the Note Agreement is hereby amended and restated to read in its entirety as follows:

                           "10.1. DEBT. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Debt."

                  2.3. CERTAIN SECTIONS DELETED. Sections 10.2 and 10.18 of the Note Agreement are hereby deleted.

                  2.4. REFERENCES TO "NOTES". From and after the effectiveness of this Amendment No. 6 and the execution and delivery of the amended Notes as contemplated by section 5.2, any reference to the "Notes" in the Note Agreement and the Guaranty

Agreement shall be deemed to refer to the Notes as amended pursuant to this Amendment No. 6.

                  2.5. AMENDMENT OF SCHEDULE A. Schedule A is hereby amended and restated to read in its entirety as set forth in Schedule A attached to this Amendment No. 6.

                  3. AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT. 3.1. ADDITION OF SECTION 2.1(a). The Registration Rights Agreement is hereby amended by adding at the beginning of Section 2.1 thereof a new section 2.1(a), to read in its entirety as follows:

          "(a) MAINTENANCE OF EFFECTIVE REGISTRATION. The Company agrees to prepare and file with the Commission not later than January 28, 2002, and upon the effectiveness thereof to maintain on a current basis and until the expiration of the Warrants in accordance with the terms thereof, a registration under the Securities Act of the Warrant Shares so as to permit an offering thereof at other than a fixed price into an existing trading market on or through the facilities of a national securities exchange or from time to time through one or more underwriters, including by means of a shelf registration pursuant to Rule 415 under the Securities Act. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this section 2.1(a). If, in the discretion of the holders of a majority (by number of shares) of the Registrable Securities, any offering pursuant to this section 2.1(a) shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by such holders and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters."

Existing section 2.1 of the Registration Rights Agreement is renumbered to be section 2.1(b), and section 2.1(b) is renumbered to be section 2.1(c), and all references to such sections are renumbered accordingly.

                  3.2. AMENDMENT OF SECTION 2.8. Section 2.8 of the Registration Rights Agreement is hereby amended by changing the date "January 21, 2001" in the first sentence thereof to the date "January 28, 2002".

                  3.3. WAIVER OF ADJUSTMENT. The Purchasers hereby waive the adjustment to the number of Warrant Shares that might be caused, pursuant to section 2.1 of the Warrants, by the reduction, being granted by the Company today, of the exercise price of the Company's warrants issued to certain investors pursuant to the Convertible Debentures and Warrants Purchase Agreement, dated as of January 17, 2000, among the Company, certain of its subsidiaries and such investors.

                  4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  4.1. ORGANIZATION, STANDING, ETC. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and the Company has all requisite power and authority to enter into and carry out the terms of this Amendment No. 6 and the transactions contemplated by this Amendment No. 6.

                  4.2. NO DEFAULTS. As of the date hereof, no condition or event exists which constitutes an Event of Default or Potential Event of Default.

                  5. CONDITIONS TO EFFECTIVENESS. The effectiveness of the waivers, amendments and other agreements contemplated hereby is subject to the fulfillment, to the satisfaction of the Purchasers, of the following conditions:

                  5.1. PARTIAL PREPAYMENT OF NOTES. Concurrently with the closing of the Asset Sale, the Company shall have caused a portion of the proceeds thereof equal to $14,000,000 to be applied to the partial prepayment of the Notes, at the principal amount so prepaid. Interest on such $14,000,000 principal amount accrued and unpaid to the date of such prepayment shall not be required to be paid but shall have been added to the remaining unpaid principal amount of the Notes, to be paid and to accrue interest in accordance with the terms of the Notes as amended pursuant to section 5.2.

                  5.2. AMENDED NOTES. The Company shall have executed and delivered to each of the Purchasers an amended Note, substantially in the form set out in Exhibit A, in the principal amount specified opposite each such Purchaser's name in Schedule A (in each case against surrender by such Purchaser of the original Note being replaced by such amended Note), and in each case having attached thereto an amended endorsement of Guaranty executed by the Subsidiaries of the Company.

                  5.3. EXCHANGE OF SECURITIES. The Company shall have executed and delivered to each of the Purchasers (I) a new Warrant, substantially in the form set out in Exhibit B, for the purchase of the number of Shares specified opposite such Purchaser's name in Schedule A and (II) a new share certificate representing the number of Shares issued to it pursuant to section 5.1 of Amendment No. 5, as set forth opposite such Purchaser's name in Schedule A (in each case against surrender by such Purchaser of the original Amended and Restated Warrant and the original share certificate or certificates being replaced by the Warrant and share certificate to be issued hereunder).

                  5.4. CONSENTS, AGREEMENTS. The Company shall have obtained all consents and waivers necessary in connection with the transactions contemplated hereby, and such consents and waivers shall be in full force and effect on the date hereof.

                  5.5. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Amendment No. 6 and all documents and instruments incident to such transactions shall be satisfactory to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

                  5.6. LEGAL FEES. The Company shall have paid the fees and disbursements of the Purchasers' special counsel incurred in connection with the transactions contemplated by this Amendment No. 6 and set forth in a statement delivered to the Company on or prior to the date hereof.

                  6. RATIFICATION. Except as amended hereby, all of the provisions of the Note Agreement shall remain in full force and effect.

                  7. MISCELLANEOUS. This Amendment No. 6 shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. THIS AMENDMENT NO. 6 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Amendment No. 6 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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


                  If the Purchasers are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this Amendment No. 6 and return one of the same to the Company, whereupon this Amendment No. 6 shall become a binding agreement between the Purchasers and the Company.

                                          Very truly yours,

                                          ECO SOIL SYSTEMS, INC.


                                          By: /s/ DENNIS N. SENTZ
                                             ---------------------------
                                              CFO

The foregoing Amendment is
hereby agreed to as of the
date hereof.

ALBION ALLIANCE MEZZANINE FUND, L.P.

By:  Albion Alliance LLC,
     its General Partner



         By: /s/ JAMES C. PENDERGAST
            -------------------------
         Name:  James C. Pendergast
         Title: Senior Vice President


PARIBAS CAPITAL FUNDING LLC



By: /s/ JEFFREY J. YONTZ
   ------------------------
Name:  Jeffrey J. Yontz
Title: Managing Director


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


                                                                         ANNEX 1


                                                                      SCHEDULE A



                             SCHEDULE OF PURCHASERS


                                                                               Principal Amount of Notes; Number of
                                                                                           Warrants and
                            Name and Address                                                 Shares of
                              Of Purchaser                                                 Common Stock
                              ------------                                                 ------------
ALBION ALLIANCE MEZZANINE FUND, L.P.
                                                                               Principal Amount of Notes:
(1) All payments by wire transfer of immediately available funds
(other than in respect of transaction fees) to:                                              $753,596

  The Chase Manhattan Bank, N.A.                                               Number of Replacement Warrants
  110 West 52nd Street                                                         Issued in Connection with Amendment
  New York, New York  10019                                                    No. 6:
  ABA No. 021-000-021
                                                                                               353,313
  A/C Albion Alliance Mezzanine Fund,
    L.P.                                                                       Number of Shares of Common Stock
  Account No. 910-2-795953                                                     Issued in Connection with Amendment
  Tax ID No. 13-3975300                                                        No. 4:

Each such wire transfer shall set forth the name of the Company, the                       214,511
private placement number, the due date of the payment being made and
if such payment is a final payment.                                            Number of Shares of Common Stock
                                                                               Issued in Connection with Amendment
Payments by wire transfer of immediately available funds in respect of         No. 5:
transaction fees to:
                                                                                           106,667
  IBJ Schroder Bank & Trust Co.
  1 State Street Plaza
  New York, New York  10004
  ABA No. 026-007-825


  A/C Albion Alliance LLC
  Account No. 01098103
  Tax ID No. 13-3903734



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


(2) All notices of payment and written confirmation of such wire transfers to:

  Albion Alliance Mezzanine Fund, L.P.
  c/o Alliance Capital Management, L.P.
  500 Plaza Drive
  6th Floor
  Secaucus, New Jersey  07094
  Attention:  Cash Operations

(3) All other communications to be sent to:

  Albion Alliance Mezzanine Fund, L.P.
  c/o Albion Alliance LLC
  1345 Avenue of the Americas
  37th Floor
  New York, New York 10105
  Attention:  Jim Pendergast

(4) Private securities to be delivered to:

    The Equitable Life Assurance Society
     of the United States
    1290 Avenue of the Americas
    12th Floor
    New York, New York  10104
    Attention:  Lynda Scales


PARIBAS CAPITAL FUNDING LLC                                                    Principal amount of Notes:
(1) All payments by wire transfer of immediately available funds to:                    $659,396

  State Street Bank & Trust Co.                                                Number of Replacement Warrants
  Corporate Trust Department                                                   Issued in Connection with Amendment
  Attention:  Matt Callahan                                                    No. 6:
  ABA No. 011-00-0028
                                                                                           309,148
  A/C Paribas Capital Funding LLC
  Account No. 99039422                                                         Number of Shares of Common Stock
                                                                               Issued in Connection with Amendment
(2) All notices of payment and written confirmation of such wire No. 4:
transfers to:
                                                                                           187,697
  Paribas Capital Funding LLC
  787 Seventh Avenue                                                           Number of Shares of Common Stock
  32nd Floor                                                                   Issued in Connection with Amendment
  New York, New York  10019                                                    No. 5:
  Telephone:  212-841-2544
  Facsimile:  212-841-2144                                                                  93,333
  Attention:  Michael Weinberg



(3) All notices relating to financial or legal information to:

  Paribas Capital Funding LLC
  787 Seventh Avenue
  32nd Floor
  New York, New York  10019
  Telephone:  212-841-2634
  Facsimile:  212-841-2144
  Attention:  Joseph Kaufman


(4) All other communications to be sent to:

  Paribas Capital Funding LLC
  787 Seventh Avenue
  32nd Floor
  New York, New York  10019
  Telephone:  212-841-2634
  Facsimile:  212-841-2144
  Attention:  Joseph Kaufman


With a copy to:

  State Street Bank & Trust Co.
  Corporate Trust Department
  Telephone:  617-664-5924
  Facsimile:  617-644-5466
                     -5467
                     -5468
  Attention:  Andrew Lennon



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